UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

Form 8-K
Current Report

________________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 17, 2013
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)
 ________________________________

Georgia	No. 001-34981	No. 58-1416811
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)
(404) 639-6500
Registrant’s telephone number, including area code
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 17, 2013, Fidelity Southern Corporation (“Fidelity”) issued a press release announcing its results of operations and financial condition for the year and quarter ended December 31, 2012. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
On January 18, 2013, Fidelity issued a press release announcing its board of directors on January 17, 2013 approved the distribution of a stock dividend on February 14, 2013 of one new share for every 100 shares held on the record date of February 1, 2013. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 17, 2013, Fidelity and Fidelity Bank, a wholly owned subsidiary of Fidelity (the “Bank”) entered into an incentive compensation agreement with Stephen H. Brolly, Chief Financial Officer of Fidelity, which provides for incentive compensation in the year 2013. The incentive compensation agreement provides that in 2013 Brolly will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity’s and Brolly’s 2013 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2013. The incentive compensation agreement between Fidelity, the Bank, and Brolly is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Also on January 17, 2013, Fidelity and the Bank entered into an incentive compensation agreement with David Buchanan, Vice President of Fidelity, which provides for incentive compensation in the year 2013. The incentive compensation agreement provides that in 2013 Buchanan will be eligible for 20% of base compensation as incentive compensation, or such amount as may be determined by the Compensation Committee. The Compensation Committee will evaluate Fidelity’s and Buchanan’s 2013 performance relative to defined financial and non-financial measurements, goals and objectives, and such other measures and modifications as the Compensation Committee, in its sole discretion, may consider in the determination of incentive compensation to be paid for 2013. The incentive compensation agreement between Fidelity, the Bank, and Buchanan is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.	Description

10.1	Incentive Compensation Plan for Stephen H. Brolly

10.2	Incentive Compensation Plan for David Buchanan

99.1	Earnings Press Release issued on January 17, 2013

99.2	Stock Dividend Press Release issued on January 18, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer
January 22, 2013